Exhibit 10.68

Consultant Agreement Page 1 of 5 CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT MERIT MEDICAL SYSTEMS, INC. TREATS AS PRIVATE OR CONFIDENTIAL. THE EXCLUDED INFORMATION IS IDENTIFIED BY THE FOLLOWING MARK: [***] CONSULTING AGREEMENT Consultant Name and Address: Fred P. Lampropoulos Phone: [***] Email Address: [***] Effective Date: January 7, 2026 Expiration Date: March 31, 2026 THIS CONSULTING AGREEMENT ("Agreement") is made between Fred P. Lampropoulos, an individual (“Consultant”) and Merit Medical Systems, Inc., a Utah corporation, located at 1600 W. Merit Parkway, South Jordan, Utah, USA 84095 (“Merit”). The parties to this Agreement may be referred to as “Party” or “Parties.” RECITALS WHEREAS, Consultant is the former Chair of the Board, Chief Executive Officer and President of Merit, and possesses extensive knowledge and expertise regarding Merit’s business and the medical device industry in general, which knowledge and expertise may be critical to the continued success of Merit; WHEREAS, during the period from October 2, 2025 through January 3, 2026, following his retirement and resignation as the Chief Executive Officer and President of Merit, Consultant continued to provide certain services to Merit as a continuing Merit employee under that certain Transition Services Agreement between Merit and Consultant dated as of October 2, 2025 (the “Transition Services Agreement”); WHEREAS, following expiration of the term of the Transition Services Agreement, Merit desires to continue to engage Consultant on an as-needed basis to provide consulting services with respect to the medical device industry; WHEREAS, Consultant is willing to provide such consulting services to Merit, and to make available Consultant's expertise in and knowledge of the medical device industry, in accordance with and subject to the terms and conditions of this Agreement; NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows: Article 1 DESCRIPTION OF SERVICES AND FEES 1.1 The Services. Consultant shall provide consulting services as directed by Merit and as further specified in Exhibit A (“Services”). 1.2 Retainer and Consulting Fees. In consideration of Consultant’s committed availability to provide and performance of the Services, Merit agrees to pay Consultant a combined monthly retainer and services fee as specified in Exhibit A (“Retainer and Consulting Fee”). The monthly Retainer and Consulting Fee shall be prorated daily for any partial calendar months in which this Agreement is in effect. Unless otherwise specified in Exhibit A, Merit shall make each monthly Retainer and Consulting Fee payment within ten days after the end of the month for which such payment is due.

Consultant Agreement Page 2 of 5 1.3 Access to Information Systems. In providing the Services, Consultant shall have no access to or right to use Merit’s information systems, including, without limitation, its electronic mail programs or any Merit e-mail address. 1.4 Office. Consultant shall be responsible for leasing, furnishing, insuring and otherwise maintaining at his cost suitable commercial office space outside of Merit’s premises to allow him to provide the Services hereunder. Merit will not provide Consultant with office space. Article 2 TERM 2.1 Term. The Agreement will begin on the effective date listed at the top of page one (the “Effective Date”) and will continue until the expiration date listed at the top of page one (“Term”); provided that either Consultant or Merit may terminate this Agreement and the Term for any or no reason, with or without cause, at any earlier time effective immediately upon giving written notice of termination to the other party (or effective upon such later termination date, if any, as is specified in the written notice of termination); and provided further that if Merit terminates this Agreement other than for “Cause” (as defined below), the remaining amount of compensation owed in the Term shall become due and payable immediately. For purposes of this Agreement, “Cause” is defined as conduct that constitutes fraud, dishonesty, or theft or Consultant’s repeated and material non-performance of the Services to be provided pursuant to this Agreement. Article 3 CONTINUING OBLIGATIONS 3.1 Other Consulting Engagements and Continuing Obligations. Consultant intends to engage, and subject to the restrictive covenants set forth in Section 8 of his Employment Agreement with Merit dated June 8, 2023 (the “2023 Employment Agreement”) may engage, in the business of providing his personal consulting services to other persons. Notwithstanding the foregoing, nothing herein shall supersede or negate Consultant’s continuing obligations under Section 8 of the 2023 Employment Agreement (including the non-competition, non-solicitation and confidentiality covenants set forth therein). 3.2 Reasonableness of Restrictions. Consultant reacknowledges that the length of the restrictions and the geographic scope of the restrictions set forth in the 2023 Employment Agreement are reasonable and necessary to protect Merit's legitimate business interests. Given Consultant’s continued access to Merit’s information following the acquisition, and Merit's significant interest in ensuring the successful transition to a new Chief Executive Officer and operation of Merit, Consultant agrees that these restrictions are still fair and appropriate to safeguard Merit's business operations. Article 4 OWNERSHIP OF INTELLECTUAL PROPERTY 4.1 Ownership of Inventions. Any technology, discovery, improvement, modification, deliverable, work of authorship or invention (whether patentable or not) that is developed, conceived, or made by Consultant as part of Consultant’s performance of the Services under this Agreement, by Merit, or jointly by both Parties during the Term (an “Invention”), and all intellectual property rights in any such Invention, will be solely owned by Merit and Merit will have the exclusive right to obtain patents and such other protection worldwide as it deems appropriate to secure any intellectual property rights in such Inventions at its own expense. 4.2 Assignment of Rights. Consultant hereby assigns, transfers, and conveys to Merit all of his rights, title, and interest in and to the Inventions, including, but not limited to, all intellectual property rights related thereto. Consultant shall assist Merit, at Merit’s expense, to further evidence, record and perfect such assignment, and to perfect, obtain, maintain, enforce, and defend any rights so assigned. Consultant shall cooperate with Merit in connection with Merit’s efforts to obtain patent or other intellectual property

Consultant Agreement Page 3 of 5 protection for any such Inventions and Consultant shall, at Merit’s request, execute and deliver any documents, including, without limitation, any patent or other intellectual property right assignments or applications, to permit Merit to exercise its rights under this Article 4. 4.3 Work Made for Hire. To the extent allowed by law, all works of authorship created by Consultant under this Agreement will be considered “works made for hire” as that phrase is defined by the U.S. copyright laws and will be owned by and for the express benefit of Merit. If it is established that any work of authorship does not qualify as a work made for hire, Consultant hereby assigns, transfers, and conveys to Merit all of Consultant’s rights, title, and interest in such work of authorship. 4.4 Records. Consultant shall keep written records relating to his performance of the Services, properly witnessed for use as invention records, and shall submit such records to Merit as requested by Merit or upon the termination or expiration of this Agreement. Consultant shall not reproduce any portion of such records without the prior express written consent of Merit. Consultant shall promptly and fully report all Inventions to Merit in writing. Article 5 REPRESENTATIONS 5.1 Services Warranty. Consultant represents and warrants that (a) Consultant has and will maintain the requisite personnel, competence, skill and resources necessary to provide the Services; and (b) the Services will be performed in a diligent, professional, and workmanlike manner, and in conformance with industry standards. 5.2 Additional Representations and Warranties. Consultant represents and warrants that the execution and delivery of this Agreement and Consultant’s performance of Consultant’s obligations hereunder (i) do not and will not violate applicable laws or regulations, (ii) do not and will not violate, breach or constitute a default under any of Consultant’s contractual or other obligations, and (iii) Consultant is not a party to or bound by any agreement or policy with an employer or other third party which is reasonably likely to adversely affect Consultant’s ability to fully perform his obligations hereunder. For services performed outside the United States, applicable laws or regulations include the United States Foreign Corrupt Practices Act, UK Bribery Act, and any other applicable anti-corruption laws. Consultant shall establish and implement any control procedures required to comply with such laws, rules or regulations, and shall bear all of Consultant’s own costs and expenses in connection therewith. When performing the Services, Consultant shall comply with Merit’s Code of Conduct and the Merit Corporate Compliance Program, as amended by Merit from time to time. Article 6 MISCELLANEOUS 6.1 Choice of Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of Utah without regard to its laws governing conflicts of law. All disputes hereunder shall be resolved in the applicable state or federal courts of the State of Utah. The Parties consent to the jurisdiction of such courts and waive any jurisdictional or venue defenses otherwise available. 6.2 Independent Contractor Status. Consultant is performing services for Merit as an independent contractor, not as an employee, and the Parties are not partners or joint venturers for any purpose. Consultant acknowledges and agrees that (a) Consultant has the ability to control his work; (b) Consultant is not on Merit’s payroll; (c) Consultant will supply the necessary tools and materials to perform Consultant’s services; (d) Consultant’s business is independent and Consultant may perform similar services for other clients (provided Merit’s Confidential Information is protected as set out above and Consultant complies with the restrictive covenants of Section 8 of the 2023 Employment Agreement); and (e) the Parties intend for Consultant to be an independent contractor. Neither of the Parties (or their officers, employees, or agents) are the representative, employee, or agent of the other Party for any purpose whatsoever, and

Consultant Agreement Page 4 of 5 neither has any right or authority to assume or create an obligation of any kind or nature, express, implied, or statutory, on behalf of the other Party, or to accept service of any legal process addressed to or intended for the other Party. Consultant further acknowledges and agrees that he is no longer eligible to participate as an active Merit employee in any pension plan (including any profit sharing 401(k) plan or non-qualified deferred compensation plan), welfare benefit plan or fringe benefit plan or program sponsored or maintained by Merit for its employees, and hereby waives all otherwise applicable rights, if any, to participate as a continuing Merit employee in such employee benefit plans and programs. 6.3 Taxes. Consultant is solely responsible for (a) the timely and complete payment of all taxes and/or assessments imposed on the payment of compensation to Consultant under this Agreement; (b) the timely filing and accurate preparation of all tax returns required to be filed by him with or made to any federal, state or local tax authority with respect to such taxes and assessments (including the payment of self-employment taxes and estimated income taxes on a quarterly basis); and (c) maintaining adequate tax-related records of expenses incurred in the course of performing the Services under this Agreement. To assist Consultant in preparing his quarterly and annual income tax returns, Merit will provide the reasonable assistance of its accounting department; provided, that ultimate responsibility for the computation and timely payment of taxes and timely and accurate preparation of his tax returns rests on Consultant. No part of Consultant’s compensation will be subject to withholding by Merit for the payment of any social security, federal, state or any other employee payroll taxes. Merit will report amounts paid to Consultant hereunder on annual IRS Forms 1099-NEC. Consultant hereby indemnifies Merit from any and all tax liabilities and obligations that arise from any payments made by Merit to Consultant under this agreement. 6.4 Entire Agreement. This Agreement (and the continuing provisions of Section 8 of the 2023 Employment Agreement) constitute the entire agreement of the Parties regarding the subject matter hereof and supersedes all prior and contemporaneous representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may only be modified by a written agreement signed by both Parties. This provision is not intended to replace Merit’s obligations to pay all of Employee’s stock, compensation, bonuses or other monies earned by Employee under the 2023 Employment Agreement or otherwise. 6.5 Notices. Notices shall be delivered to the address set out in this Agreement, provided that either party may change the address by written notice to the other party. Any notice shall be in writing and shall be delivered by courier service, national express service (for example, Federal Express), or by registered or certified mail, return receipt requested, postage pre-paid. 6.6 Assignment. Consultant shall personally perform the Services, and Consultant may not assign this Agreement without the prior express written consent of Merit, which consent may be withheld for any reason or for no reason. Any attempt by Consultant to assign this Agreement without the written consent of Merit will be null and void. Merit may assign its rights and obligations hereunder without the consent of Consultant. Subject to the foregoing, this Agreement will be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns. 6.7 Survival. Articles 3, 4, 5, and Sections 6.1, 6.3, 6.4, 6.5, 6.6, 6.8, and 6.9 shall survive any termination or expiration of this Agreement. 6.8 Waiver. No waiver of any of the provisions of this Agreement will be deemed, or constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the Party making the waiver. 6.9 Severability. If any provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions will nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision will be deemed amended to narrow its application to

Consultant Agreement Page 5 of 5 the extent necessary to make the provision enforceable according to applicable law and will be enforced as amended. 6.10 Counterparts. This Agreement may be executed electronically and in one or more counterparts, each of which shall be deemed an original. IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day, month and year first above written. MERIT MEDICAL SYSTEMS, INC. /s/ Martha G. Aronson Name: Martha G. Aronson Title: President and Chielf Executive Officer Date: January 7, 2026 CONSULTANT /s/ Fred P. Lampropoulos Fred P. Lampropoulos Date: January 7, 2026 EXHIBIT A CONSULTING SERVICES AND FEES Consulting Services: Consultant agrees to provide to Merit consulting services related to Merit’s business, based upon publicly-available information regarding the medical device industry and general economic trends and conditions. Merit agrees to not provide Consultant, directly or indirectly, with any material non-public information in connection with Merit’s requests for Consultant to perform the Services under this Agreement or otherwise. Consultant shall be available on a part-time basis to provide such Services to Merit as Merit requests and as Consultant in his sole discretion agrees to perform. Consultant agrees to perform the Services, as may be modified from time to time by mutual written agreement of the Parties, in a professional manner and in accordance with applicable industry standards. All Services performed by Consultant must be specifically requested in writing by Merit’s Chief Executive Officer. Fees: In consideration of Consultant’s satisfactory performance of the Services, Merit agrees to pay Consultant a Retainer and Consulting Fee in the amount of Two Hundred Fifteen Thousand Dollars ($215,000) per calendar month of the Term (January, February, and March 2026).